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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 2, 2004
                                                  ----------------


                               THE SCOTTS COMPANY
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             (Exact name of registrant as specified in its charter)


            Ohio                         1-13292                 31-1414921
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                  14111 Scottslawn Road, Marysville, Ohio 43041
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               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

         Item 4.01.  Changes in Registrant's Certifying Accountant.

         At a meeting held on December 2, 2004, the Audit Committee of The Scotts Company (the "Company") dismissed the current independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC").

         PwC's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the Company's fiscal years ended September 30, 2004 and 2003, and the subsequent interim period from October 1, 2004 through December 2, 2004,
(a) there were no disagreements between the Company and PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with PwC's reports on the Company's consolidated financial statements for such years; and
(b) there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

         The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.

                (a)      Financial statements of businesses acquired:

                         Not applicable.

                (b)      Pro forma financial information:

                         Not applicable.

                (c)      Exhibits:


                          None.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE SCOTTS COMPANY

Dated:  December 8, 2004                  By:   /s/ Christopher L. Nagel
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                                          Printed Name:  Christopher L. Nagel
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



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